As filed with the Securities and Exchange Commission on January 29, 2018.
===============================================================================

                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant   [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under ss. 240.14a-12


                      First Trust Exchange-Traded Fund IV
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

     (5) Total fee paid:

------------------------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                             PRELIMINARY--DATED JANUARY 29, 2018
                                             -----------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

___________, 2018



Dear Shareholders:

      I am writing to notify you of an important special meeting (referred to as the "Meeting") of the shareholders of the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV (the "Trust"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, March 5, 2018, at 12:00 noon Central Time.

     At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among the Trust, First Trust Advisors L.P. ("First Trust Advisors"), the Fund's investment adviser, and Heitman Real Estate Securities LLC ("HRES"), the Fund's investment sub-adviser; (2) to consider and vote on a proposal to approve a new investment sub-sub-advisory agreement (the "New Heitman HK Sub-Sub-Advisory Agreement") among the Trust, First Trust Advisors, HRES and Heitman International Real Estate Securities HK Limited ("Heitman HK"), one of the Fund's investment sub-sub-advisers; (3) to consider and vote on a proposal to approve a new investment sub-sub-advisory agreement (the "New Heitman GmbH Sub-Sub-Advisory Agreement" and, together with the New Sub-Advisory Agreement and the New Heitman HK Sub-Sub-Advisory Agreement, the "New Agreements") among the Trust, First Trust Advisors, HRES and Heitman International Real Estate Securities GmbH ("Heitman GmbH"), one of the Fund's investment sub-sub-advisers; and (4) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     As described in the accompanying Proxy Statement, on January 5, 2018, OMAM
(HFL) Inc. redeemed its membership interests in Heitman LLC, the parent company of HRES, Heitman HK and Heitman GmbH (the "Transaction"). As a result of the Transaction, the then-effective sub-advisory agreement with HRES and the then-effective sub-sub-advisory agreements with Heitman HK and Heitman GmbH, respectively, automatically terminated. HRES, Heitman HK and Heitman GmbH continue to provide services to the Fund on an interim basis, as permitted by the Investment Company Act of 1940. In order for them to continue to provide services to the Fund beyond the interim period, however, as indicated above, shareholders will be asked at the Meeting to vote to approve each New Agreement. It is important to note that the Transaction is not expected to impact the day-to-day operations of the Fund, and the portfolio managers of the Fund will remain the same. The Board of Trustees of the Fund is recommending that shareholders of the Fund approve each New Agreement.

     YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

     We appreciate your participation in this important Meeting.

                                                Sincerely,

                                                James A. Bowen
                                                Chairman of the Board



--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS,
LLC, AT [          ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 5, 2018

________________, 2018

To the Shareholders of First Trust Heitman Global Prime Real Estate ETF:

     Notice is hereby given that a Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Heitman Global Prime Real Estate ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, March 5, 2018, at 12:00 noon Central Time, for the following purposes:

             1. To approve a new investment sub-advisory agreement among the Trust, First Trust Advisors L.P. ("First Trust Advisors"), the Fund's investment adviser, and Heitman Real Estate Securities LLC ("HRES"), the Fund's investment sub-adviser;

             2. To approve a new investment sub-sub-advisory agreement among the Trust, First Trust Advisors, HRES and Heitman International Real Estate Securities HK Limited, one of the Fund's investment sub-sub-advisers;

             3. To approve a new investment sub-sub-advisory agreement among the Trust, First Trust Advisors, HRES and Heitman International Real Estate Securities GmbH, one of the Fund's investment sub-sub-advisers; and

             4. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

     The close of business on December 28, 2017 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                           By Order of the Board of Trustees,


                                           W. Scott Jardine
                                           Secretary


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR,
AST FUND SOLUTIONS, LLC, AT [           ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M.
EASTERN TIME.
--------------------------------------------------------------------------------

                                             PRELIMINARY--DATED JANUARY 29, 2018
                                             -----------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 5, 2018

                                PROXY STATEMENT

____________, 2018

     THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT ____________, 2018.

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the "Trust"), in connection with the solicitation by the Board of proxies to be voted at the Special Meeting of Shareholders of the First Trust Heitman Global Prime Real Estate ETF (the "Fund") to be held on Monday, March 5, 2018, at the offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 12:00 noon Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

THE PROPOSALS

     As discussed more fully below, shareholders of the Fund are being asked to vote on each proposal below (each, a "Proposal" and collectively, the "Proposals"):

             1. To approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among the Trust, First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the Fund's investment adviser, and Heitman Real Estate Securities LLC ("HRES" or the "Sub-Adviser"), the Fund's investment sub-adviser;

             2. To approve a new investment sub-sub-advisory agreement (the "New Heitman HK Sub-Sub-Advisory Agreement") among the Trust, First Trust Advisors, HRES and Heitman International Real Estate Securities HK Limited ("Heitman HK"), one of the Fund's investment sub-sub-advisers; and

             3. To approve a new investment sub-sub-advisory agreement (the "New Heitman GmbH Sub-Sub-Advisory Agreement") among the Trust, First Trust Advisors, HRES and Heitman International Real Estate Securities GmbH ("Heitman GmbH"), one of the Fund's investment sub-sub-advisers.

In addition, such other business (if any) as may properly come before the Meeting will be transacted.

           THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" EACH OF THE PROPOSALS.

HOW TO VOTE

     Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 5, 2018. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT:
HTTPS://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GRHUOQBOGC5O. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:
HTTPS://WWW.FTPORTFOLIOS.COM/RETAIL/ETF/ETFFUNDNEWS.ASPX?TICKER=PRME. THE FUND
WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISER AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL
(800) 621-1675.

     YOU MAY CALL (800) 621-1675 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

                       BACKGROUND AND REASON FOR MEETING

     At the Meeting, shareholders of the Fund will be asked to approve the New Sub-Advisory Agreement, New Heitman HK Sub-Sub-Advisory Agreement and New Heitman GmbH Sub-Sub-Advisory Agreement (collectively, the "New Agreements"). Previously, (1) HRES served as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement dated October 27, 2015 (the "Prior Sub-Advisory Agreement") among the Trust, the Adviser and the Sub-Adviser; (2) Heitman HK served as an investment sub-sub-adviser to the Fund pursuant to an investment sub-sub-advisory agreement dated October 27, 2015 (the "Prior Heitman HK Sub-Sub-Advisory Agreement") among the Trust, the Adviser, the Sub-Adviser and Heitman HK and (3) Heitman GmbH served as an investment sub-sub-adviser to the Fund pursuant to an investment sub-sub-advisory agreement dated October 27, 2015 (the "Prior Heitman GmbH Sub-Sub-Advisory Agreement" and, together with the Prior Sub-Advisory Agreement and the Prior Heitman HK Sub-Sub-Advisory Agreement, the "Prior Agreements") among the Trust, the Adviser, the Sub-Adviser and Heitman GmbH.

     Heitman LLC, a Delaware limited liability company, is a global real estate investment management firm located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606. Its operating affiliates, including HRES, Heitman HK and Heitman GmbH (collectively referred to as "Heitman Securities Group"; Heitman HK and Heitman GmbH are collectively referred to as the "Sub-Sub-Advisers"), each of which is a wholly-owned subsidiary of Heitman LLC, provide investment management services in locations around the world.

      Prior to the Transaction (as defined and described below), Heitman, LLC had two members: OMAM (HFL), Inc., a Delaware limited liability company ("OMAM") (which held 50% of the membership interests in Heitman LLC) and KE I LLC, a Delaware limited liability company ("KE I") (which held 50% of the membership interests in Heitman LLC). OMAM is a wholly-owned subsidiary of OMAM Inc., whose address is 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. OMAM Inc. is an indirect wholly-owned subsidiary of OM Asset Management plc.(1)
KE I's 40 members consist of senior officers and investment personnel of Heitman LLC, including members of the Heitman Securities Group. No one individual holds more than 10% of a controlling interest in KE 1.

      On November 17, 2017, OMAM Inc. entered into a Redemption Agreement (the "Redemption Agreement") with OMAM and Heitman LLC. Pursuant to the Redemption Agreement, among other things, Heitman LLC agreed to redeem all of OMAM's interests in Heitman LLC (the "Transaction") for cash consideration totaling $110 million, payable as set forth in the Redemption Agreement. On January 5, 2018 (the "Closing Date"), the Transaction was completed. KE I now holds 99.95% of the membership interests in Heitman LLC. In conjunction with the Transaction, another entity, KE 2 LLC ("KE 2"), a Delaware limited liability company whose address is 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, and whose members consist of the same individuals who are members of KE I, became a member of Heitman LLC. KE 2 holds a nominal non-voting 0.05% of the membership interests in Heitman LLC. Accordingly, as a result of the Transaction, Heitman


----------
(1) Approximately 51% of OM Asset Management plc is held by OM Group (UK) Ltd. (which is wholly-owned by Old Mutual plc) and the remainder is publicly held. Directly, (a) OMAM Inc. is wholly-owned by OMAM UK Limited, (b) OMAM UK Limited is wholly-owned by OMAM US, Inc., and (c) OMAM US, Inc. is wholly-owned by OM Asset Management plc. The address of OM Asset Management plc, OM Group (UK) Ltd., Old Mutual plc and OMAM UK Limited is Ground Floor, Millennium Bridge House, 2 Lambeth Hill, London EC4V 4GG. The address of OMAM US, Inc. is 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.

LLC is wholly owned by its senior management. The Transaction is not expected to result in any changes with respect to the day-to-day management of Heitman LLC, or to the management of Heitman Securities Group.

      The consummation of the Transaction resulted in an "assignment," as that term is used in the Investment Company Act of 1940 (the "1940 Act"), of each of the Prior Agreements. Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, which includes an investment sub-advisory agreement and an investment sub-sub-advisory agreement, provide for its automatic termination in the event of its "assignment." Accordingly, the Prior Agreements automatically terminated on the Closing Date in accordance with their terms and the requirements of the 1940 Act. Since the Closing Date, HRES has served as investment sub-adviser to the Fund, and Heitman HK and Heitman GmbH have each served as an investment sub-sub-adviser to the Fund, pursuant to the respective Interim Agreement (as defined and described below).

      In anticipation of the completion of the Transaction and the termination of the Prior Agreements, the Board held a meeting on December 10-11, 2017 (the "Board Meeting"), at which, after careful consideration, including discussions with representatives of the Heitman Securities Group, the Trustees determined that, following the Transaction, it would be in the best interests of the Fund for HRES to continue to act as investment sub-adviser, and for Heitman HK and Heitman GmbH to each continue to act as an investment sub-sub-adviser, to the Fund. Accordingly, to ensure the continuation of portfolio management services to the Fund after the Closing Date, as permitted by the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), approved: (1) an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") among the Trust, First Trust Advisors and HRES; (2) an interim sub-sub-advisory agreement (the "Interim HK Sub-Sub-Advisory Agreement") among the Trust, First Trust Advisors, HRES and Heitman HK; and (3) an interim sub-sub-advisory agreement (the "Interim GmbH Sub-Sub-Advisory Agreement" and, together with the Interim Sub-Advisory Agreement and the Interim HK Sub-Sub-Advisory Agreement, the "Interim Agreements") among the Trust, First Trust Advisors, HRES and Heitman GmbH. The Interim Agreements have been in effect since the Closing Date and, pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through June 4, 2018 (i.e., 150 days after the Closing Date). In addition, at the Board Meeting, the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, each New Agreement. Most of the terms and provisions of each New Agreement are the same as the corresponding terms and provisions of the applicable Prior Agreement.

PORTFOLIO MANAGEMENT

     The closing of the Transaction did not result in any changes to the portfolio managers serving the Fund. The portfolio managers identified below are currently primarily and jointly responsible for the day-to-day management of the Fund under the applicable Interim Agreement and were also responsible for providing such services under the applicable Prior Agreement. It is expected that they will continue to serve as portfolio managers to the Fund if shareholders approve each applicable New Agreement.

(For purposes of the description of the portfolio management team below, HRES, Heitman HK and Heitman GmbH are collectively referred to as "Heitman.")

JEROME W. EHLINGER, CFA
MANAGING DIRECTOR OF HRES AND LEAD PORTFOLIO MANAGER IN HEITMAN'S NORTH AMERICAN PUBLIC REAL ESTATE SECURITIES GROUP

Jerome W. Ehlinger, CFA, has served on the Fund's portfolio management team since 2015. Mr. Ehlinger is Managing Director of HRES and the Lead Portfolio Manager in Heitman's North American Public Real Estate Securities group. He also serves as a Portfolio Manager for the firm's global real estate securities strategies. Throughout his career, Mr. Ehlinger has held a number of related investment positions in the real estate investment trust (REIT) industry. Before joining Heitman in 2013, Mr. Ehlinger was Lead Portfolio Manager and Head of Real Estate Securities, Americas at DB/RREEF Real Estate. Mr. Ehlinger served as Senior Vice President and Portfolio Manager of Heitman's real estate securities group from 2000 to 2004. He began his career at Morgan Stanley in 1996 where he primarily covered the REIT sector both as a sell-side analyst and as a senior research associate at Morgan Stanley Asset Management. Mr. Ehlinger received an MS in Finance, Investment and Banking from the University of Wisconsin-Madison and a BS in Finance from the University of Wisconsin-Whitewater. Among other professional affiliations, Mr. Ehlinger is a member of the National Multi Housing Council, International Council of Shopping Centers, the CFA Institute, the CFA Society of Chicago, and the National Association of Real Estate Investment Trusts.

JOHN WHITE
MANAGING DIRECTOR OF HEITMAN HK AND LEAD PORTFOLIO MANAGER IN HEITMAN'S ASIA-PACIFIC PUBLIC REAL ESTATE SECURITIES GROUP

John White has served on the Fund's portfolio management team since 2015. He is Managing Director of Heitman HK and the Lead Portfolio Manager in Heitman's Asia-Pacific Public Real Estate Securities group. He is an equity owner of the firm and a member of Heitman's Management Committee. He also serves as a Portfolio Manager for the firm's global real estate securities strategies. Mr. White has over 20 years of experience in the public and private equity and debt real estate markets across the Asia-Pacific region. Prior to joining Heitman in 2010, Mr. White was co-head of real estate securities at Challenger (Heitman's Asian joint venture partner for real estate securities) for five years; he was also senior investment manager, real estate securities at HSBC Asset Management from 2001. Before moving to investment management, Mr. White worked in investment banking as a senior property analyst at HSBC and as a manager -- real estate credit at ANZ Banking Group in Australia and in South-East Asia. He began his career as a real estate valuer at Landauer and Chesterton. Mr. White received a BBus in Land Economy from University Of Western Sydney-Hawkesbury and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is a member of the Royal Institute of Chartered Surveyors, the Asian Public Real Estate Association, the Australian Property Institute and the Financial Services Institute of Australasia.

JACQUES PERDRIX
SENIOR VICE PRESIDENT IN HEITMAN'S EUROPEAN PUBLIC REAL ESTATE SECURITIES GROUP

Jacques Perdrix has served on the Fund's portfolio management team since 2017. He is a Senior Vice President in Heitman's European Public Real Estate Securities group. His role with Heitman focuses on portfolio management, including fundamental company and market analysis. Prior to joining Heitman, Mr. Perdrix was at Griffin Capital Management where he worked as an analyst and assistant portfolio manager on long-only and long/short equity and fixed income funds covering mid/large-caps on a broad range of sectors and geographies. Previously, Mr. Perdrix worked at equity long/short hedge fund Gugner Partners as a senior analyst and back-up trader focusing on European small/mid-caps across all sectors. Mr. Perdrix started his career within Citigroup's Investment Banking Division, M&A Financial Institutions Group, in both Paris and London.

Mr. Perdrix, a French national, received a Specialised Master's in Corporate Finance from EM Lyon School of Management and a Master of Science in Management from ESC Grenoble School of Management. He is FSA qualified.

ANDREAS WELTER
SENIOR VICE PRESIDENT IN HEITMAN'S EUROPEAN PUBLIC REAL ESTATE EQUITY GROUP

Andreas Welter has served on the Fund's portfolio management team since 2017. He is a Senior Vice President in Heitman's European Public Real Estate Equity group. His role with Heitman focuses on portfolio construction, fundamental company and market analysis supporting the Portfolio Management team. Prior to joining the firm, Mr. Welter was at Deutsche Bank AG, where he was a senior sell-side equity research analyst for three years. In that time, Mr. Welter covered companies in various industry sectors in Germany (e.g., real estate, financials, construction, logistics). Previously, Mr. Welter worked at the Middle Office & Advisory Desk of B. Metzler seel. Sohn & Co., one of Germany's largest family-owned investment managers. Mr. Welter earned the title of Bankkaufmann (apprenticeship in banking) from the Chamber of Commerce and Industry Frankfurt and holds a Diploma in International Business Administration (Diplom-Betriebswirt) from one of the top-ranked universities in Europe (Hochschule Darmstadt).

SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment adviser or predecessor adviser. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. If either condition of Section 15(f) is not met, the safe harbor is not available. The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Fund.

        PROPOSAL 1: APPROVAL OF THE PROPOSED NEW SUB-ADVISORY AGREEMENT

     HRES has served as the investment sub-adviser to the Fund since its inception in 2015. The Prior Sub-Advisory Agreement was approved by the initial shareholder of the Fund on November 9, 2015 and since the beginning of the Fund's last fiscal year, was approved by the Board for continuation on June 11-12, 2017. As discussed above under "Background and Reason for Meeting," the Transaction resulted in the automatic termination of the Prior Sub-Advisory Agreement. Currently, HRES provides sub-advisory services to the Fund under the Interim Sub-Advisory Agreement, which is briefly described below.

ADDITIONAL INFORMATION ABOUT HRES

     HRES is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio and for overseeing Heitman HK and Heitman GmbH in the investment of the Fund's assets. HRES, located at 191 N. Wacker Drive, 25th Floor, Chicago, Illinois 60606, is a leading global real estate investment management firm with total assets under management of approximately U.S. $4.6 billion as of November 30, 2017.

     The names, positions with HRES and principal occupations of the persons who are principal executive officers, managers and directors of HRES are listed below:

---------------------------  ---------------------------------------------------
NAME                         POSITION(S) WITH HRES AND PRINCIPAL OCCUPATION
---------------------------  ---------------------------------------------------
Maury R. Tognarelli          Chief Executive Officer of Heitman LLC; Manager
                             of HRES
---------------------------  ---------------------------------------------------
Katherine M.  Sandstrom      Manager and Senior Managing Director of HRES;
                             Senior Managing Director, Heitman Public Real
                             Estate Securities Group; Executive Vice President
                             of Heitman LLC
---------------------------  ---------------------------------------------------
Jerome W. Ehlinger           Managing Director of HRES; Lead Portfolio Manager,
                             HRES
---------------------------  ---------------------------------------------------
Lawrence J. Christensen      Chief Financial Officer, Manager, Treasurer and
                             Secretary of HRES; Chief Financial Officer of
                             Heitman LLC
---------------------------  ---------------------------------------------------
Anthony G. Stamato           Executive Vice President and Chief Legal Officer of
                             Heitman LLC; Chief Legal Officer and Chief
                             Compliance Officer of HRES
---------------------------  ---------------------------------------------------

The business address for each of the above is [191 N. Wacker Drive, Suite 2500, Chicago, IL 60606].

THE INTERIM SUB-ADVISORY AGREEMENT

     HRES currently provides sub-advisory services to the Fund under the Interim Sub-Advisory Agreement. Many of the terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement; however, there are some differences, including differences in provisions relating to effective date, termination and compensation.

     The Interim Sub-Advisory Agreement is currently in effect and, unless terminated sooner in accordance with its terms, will continue to be in effect through June 4, 2018 (i.e., 150 days after the completion of the Transaction; the "Interim Termination Date") or until shareholders of the Fund approve the

Fund's New Sub-Advisory Agreement. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice.

     The rate of compensation paid to HRES is the same under the Interim Sub-Advisory Agreement, Prior Sub-Advisory Agreement and New Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement is approved by shareholders on or before the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to HRES. However, if shareholders of the Fund do not approve the New Sub-Advisory Agreement by such date, HRES will be paid, out of the escrow account, the lesser of: (i) any costs incurred by HRES in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENT AND PRIOR SUB-ADVISORY AGREEMENT

     Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. Many of the terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are the same. However, the effective and termination dates have changed. If approved by shareholders, the New Sub-Advisory Agreement will be effective as of the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under "Continuance." The form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A-1 and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

     Sub-Advisory Services. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Adviser) for the purchase and sale of securities and other assets for the Fund's investment portfolio. Under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, to the extent the Sub-Adviser appoints sub-sub-advisers at its own cost and expense as permitted under such Agreements, the Sub-Adviser is required to (i) allocate and reallocate the Fund's assets among the sub-sub-advisers as the Sub-Adviser determines to be appropriate, (ii) recommend the termination of a sub-sub-adviser when appropriate and (iii) monitor and evaluate each sub-sub-adviser's performance and report to the Adviser on the sub-sub-adviser's performance periodically, but at least quarterly. Additionally, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, in the performance of its duties, the Sub-Adviser is required, in all material respects, to do the following: (a) satisfy any applicable fiduciary duties it may have to the Fund; (b) monitor the Fund's investments or other instruments; (c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Adviser to the Sub-Adviser in writing; (d) comply with (i) the investment objective, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information that are applicable to the Fund's investment portfolio, (ii) such other investment policies, restrictions or instructions as the Adviser or the

Board may communicate to the Sub-Adviser in writing and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing
(i) and (ii) as communicated to the Sub-Adviser in writing; and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Adviser or the Fund. Further, under both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser is responsible for voting in respect of securities held in the Fund's portfolio and agrees to exercise or not exercise a right to vote in accordance with the Sub-Adviser's proxy voting policy.

     Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, unless otherwise provided by the Adviser, the Sub-Adviser is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and the Sub-Adviser is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including, among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

     Fees. The New Sub-Advisory Agreement will not result in changes to the Fund's investment sub-advisory fees, nor will it result in changes to any of the Fund's other fees. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a sub-advisory fee equal to 50% monthly in arrears of any remaining monthly investment management fee paid to the Adviser for the average daily net assets allocated to the Sub-Adviser after the average fund expenses paid by the Adviser out of its investment management fee for the average daily net assets allocated to the Sub-Adviser accrued during the most recent twelve months (or shorter period during the first eleven months of the Agreement) are subtracted from the investment management fee for that month. If the average accrued fund expenses for any rolling average twelve-month period are greater than the investment management fee for the twelfth month of such period, no sub-advisory fee will be due to the Sub-Adviser for such month.

     For the Fund's last fiscal year, the aggregate amount of the sub-advisory fees paid by the Adviser to the Sub-Adviser was $0.

     Payment of Expenses. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including interest, taxes, brokerage commissions, if any, dividend and distribution expenses from securities sold short and/or other investment related costs and other expenses incurred in connection with the execution of transactions) purchased for the Fund and any extraordinary expenses incurred by the Fund, all of which shall be paid or reimbursed by the Fund.

     Limitation of Liability. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for, and the Trust and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the performance of the Sub-Adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

     Continuance. The Prior Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely).

     Termination. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Adviser or the Sub-Adviser upon 60 days' written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to the Sub-Adviser without the payment of any penalty. In addition, the Prior Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors have taken any action that results in a breach of the material covenants of the Sub-Adviser set forth in the Agreement. Further, as was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement will automatically terminate in the event the investment management agreement between the Adviser and the Trust, on behalf of the Fund, is terminated, assigned or not renewed.

BOARD'S RECOMMENDATION

     Based on its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal 1. The Board is therefore recommending that shareholders vote "FOR" Proposal 1. For more information on the factors considered by the Board, please see the section entitled "Board Considerations" below.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

     To become effective for the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

  IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FINANCIAL
   SOLUTIONS, LLC AT [ ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

       THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF
            THE FUND VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                    PROPOSAL 2: APPROVAL OF THE PROPOSED NEW
                     HEITMAN HK SUB-SUB-ADVISORY AGREEMENT

     Heitman HK has served as an investment sub-sub-adviser to the Fund since its inception in 2015. The Prior Heitman HK Sub-Sub-Advisory Agreement was approved by the initial shareholder of the Fund on November 9, 2015 and since the beginning of the Fund's last fiscal year, was approved by the Board for continuation on June 11-12, 2017. As discussed above under "Background and Reason for Meeting," the Transaction resulted in the automatic termination of the Prior Heitman HK Sub-Sub-Advisory Agreement. Currently, Heitman HK provides sub-advisory services to the Fund under the Interim Heitman HK Sub-Sub-Advisory Agreement, which is briefly described below.

ADDITIONAL INFORMATION ABOUT HEITMAN HK

     Heitman HK selects and monitors real estate securities located in the Asia-Pacific region for the Fund's investment portfolio. Heitman HK is a registered investment adviser with the Securities and Exchange Commission. Heitman HK, a company whose liability is limited by shares domiciled in Hong Kong, is located at 15F LHT Tower, 31 Queens Road, Central, Hong Kong, with total assets under management of approximately U.S. $1.0 billion as of November 30, 2017.

     The names, positions with Heitman HK and principal occupations of the persons who are principal executive officers, managers and directors of Heitman HK are listed below:

----------------------------  --------------------------------------------------
NAME                          POSITION(S) WITH HEITMAN HK AND
                              PRINCIPAL OCCUPATION
----------------------------  --------------------------------------------------
Maury R. Tognarelli           Director of Heitman HK; Chief Executive Officer,
                              Heitman LLC
----------------------------  --------------------------- ----------------------
John R. White                 Director, Compliance Officer and Managing Director
                              of Heitman HK; Lead Portfolio Manager, Heitman HK
----------------------------  --------------------------- ----------------------
Lawrence J. Christensen       Chief Financial Officer and Director of Heitman
                              HK; Chief Financial Officer of Heitman LLC
----------------------------  --------------------------- ----------------------
Jerome W. Ehlinger            Director of Heitman HK; Lead Portfolio Manager,
                              Heitman North American Public Real Estate
                              Securities Group
----------------------------  --------------------------- ----------------------
Anthony G. Stamato            Chief Compliance Officer of Heitman HK;
                              Executive Vice President and Chief Legal Officer
                              of Heitman LLC
----------------------------  --------------------------- ----------------------

The business address for each of the above is [191 N. Wacker Drive, Suite 2500, Chicago, IL 60606].

THE INTERIM HEITMAN HK SUB-SUB-ADVISORY AGREEMENT

     Heitman HK currently provides sub-sub-advisory services to the Fund under the Interim HK Sub-Sub-Advisory Agreement. Many of the terms of the Interim HK Sub-Sub-Advisory Agreement are substantially similar to those of the Prior Heitman HK Sub-Sub-Advisory Agreement; however, there are some differences, including differences in provisions relating to effective date, termination and compensation.

     The Interim HK Heitman Sub-Sub-Advisory Agreement is currently in effect and, unless terminated sooner in accordance with its terms, will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the Fund's New Heitman HK Sub-Sub-Advisory Agreement. If shareholders of the Fund do not approve the New Heitman HK Sub-Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim Heitman HK Sub-Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice.

     The rate of compensation paid to Heitman HK is the same under the Interim Heitman HK Sub-Sub-Advisory Agreement, Prior Heitman HK Sub-Sub-Advisory Agreement and New Heitman HK Sub-Sub-Advisory Agreement. However, the compensation accrued under the Interim Heitman HK Sub-Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Heitman HK Sub-Sub-Advisory Agreement is approved by shareholders on or before the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to Heitman HK. However, if shareholders of the Fund do not approve the New Heitman HK Sub-Sub-Advisory Agreement by such date, Heitman HK will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Heitman HK in performing the Interim Heitman HK Sub-Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW HEITMAN HK SUB-SUB-ADVISORY AGREEMENT AND PRIOR HEITMAN HK SUB-SUB-ADVISORY AGREEMENT

     Below is a brief comparison of certain terms of the Prior Heitman HK Sub-Sub-Advisory Agreement to the corresponding terms of the New Heitman HK Sub-Sub-Advisory Agreement. Many of the terms of the New Heitman HK Sub-Sub-Advisory Agreement and the Prior Heitman HK Sub-Sub-Advisory Agreement are the same. However, the effective and termination dates have changed. If approved by shareholders, the New Heitman HK Sub-Sub-Advisory Agreement will be effective as of the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under "Continuance." The form of New Heitman HK Sub-Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A-2 and the description of the New Heitman HK Sub-Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

     Sub-Sub-Advisory Services. As was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, under the New Heitman HK Sub-Sub-Advisory Agreement, Heitman HK will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the securities and other assets of the Fund allocated to Heitman HK from time to time by the Sub-Adviser (the "Heitman HK Sub-Sub-Advised Assets"), furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Adviser) for the purchase and sale of the Heitman HK Sub-Sub-Advised Assets. Additionally, as was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, under the New Heitman HK Sub-Sub-Advisory Agreement, in the performance of its duties, Heitman HK is required, in all material respects, to do the following: (a) satisfy any applicable fiduciary duties it may have to the Fund; (b) monitor the Fund's investments or other instruments allocated to it;
(c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund, the Adviser or the Sub-Adviser to Heitman HK in writing; (d) comply with (i) the investment objective, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information that are applicable to the Fund's investment portfolio, (ii) such other investment policies, restrictions or instructions as the Adviser, the Board or the Sub-Adviser may communicate to Heitman HK in writing and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to Heitman HK in writing; and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Adviser, the Fund or the Sub-Adviser. Further, under both the Prior Heitman HK Sub-Sub-Advisory Agreement and the New Heitman HK Sub-Sub-Advisory Agreement, Heitman HK is responsible for voting in respect of securities held in the Fund's portfolio and agrees to exercise or not exercise a right to vote in accordance with Heitman HK's proxy voting policy.

     Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, under the New Heitman HK Sub-Sub-Advisory Agreement, unless otherwise provided by the Adviser or the Sub-Adviser, Heitman HK is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of the Heitman HK Sub-Sub-Advised Assets, and Heitman HK is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including, among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

     Fees. The New Heitman HK Sub-Sub-Advisory Agreement will not result in changes to the sub-sub-advisory fees paid to Heitman HK, nor will it result in changes to any of the Fund's other fees. As was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, under the New Heitman HK Sub-Sub-Advisory Agreement, the Sub-Adviser will pay Heitman HK a sub-sub-advisory fee equal to the percentage of the average daily net assets of the Fund allocated to Heitman HK times the sub-advisory fee received by the Sub-Adviser (if any).

     For the Fund's last fiscal year, the aggregate amount of the sub-sub-advisory fees paid by the Sub-Adviser to Heitman HK was $0.

     Payment of Expenses. As was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, under the New Heitman HK Sub-Sub-Advisory Agreement, Heitman HK agrees to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including interest, taxes, brokerage commissions, if any, dividend and distribution expenses from securities sold short and/or other investment related costs and other expenses incurred in connection with the execution of transactions) purchased for the Fund and any extraordinary expenses incurred by the Fund, all of which shall be paid or reimbursed by the Fund.

     Limitation of Liability. As was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, the New Heitman HK Sub-Sub-Advisory Agreement provides that Heitman HK will not be liable for, and the Trust, the Adviser and the Sub-Adviser will not take any action against Heitman HK to hold Heitman HK liable for, any error of judgment or mistake of law or for any loss suffered by the Fund, the Adviser or the Sub-Adviser in connection with the performance of Heitman HK's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Heitman HK in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

     Continuance. The Prior Heitman HK Sub-Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). If the shareholders of the Fund approve the New Heitman HK Sub-Sub-Advisory Agreement, the New Heitman HK Sub-Sub-Advisory Agreement will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Heitman HK Sub-Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely).

     Termination. As was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, the New Heitman HK Sub-Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Adviser or Heitman HK upon 60 days' written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to Heitman HK without the payment of any penalty. In addition, the Prior Heitman HK Sub-Sub-Advisory Agreement was, and the New Heitman HK Sub-Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that Heitman HK or any of its officers or directors have taken any action that results in a breach of the material covenants of Heitman HK set forth in the Agreement. Further, as was the case under the Prior Heitman HK Sub-Sub-Advisory Agreement, the New Heitman HK Sub-Sub-Advisory Agreement will automatically terminate in the event the investment management agreement between the Adviser and the Trust, on behalf of the Fund, or the New Sub-Advisory Agreement is terminated, assigned or not renewed.

BOARD'S RECOMMENDATION

     Based on its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the New Heitman HK Sub-Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal 2. The Board is therefore recommending that shareholders vote "FOR" Proposal 2. For more information on the factors considered by the Board, please see the section entitled "Board Considerations" below.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

     To become effective for the Fund, the New Heitman HK Sub-Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund is defined in the 1940 Act as the vote of the lesser of
(i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Heitman HK Sub-Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

  IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FINANCIAL
SOLUTIONS, LLC AT [       ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

       THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF
          THE FUND VOTE TO APPROVE THE NEW HEITMAN HK SUB-SUB-ADVISORY
                                   AGREEMENT.

                    PROPOSAL 3: APPROVAL OF THE PROPOSED NEW
                    HEITMAN GMBH SUB-SUB-ADVISORY AGREEMENT

     Heitman GmbH has served as an investment sub-sub-adviser to the Fund since its inception in 2015. The Prior Heitman GmbH Sub-Sub-Advisory Agreement was approved by the initial shareholder of the Fund on November 9, 2015 and since the beginning of the Fund's last fiscal year, was approved by the Board for continuation on June 11-12, 2017. As discussed above under "Background and Reason for Meeting," the Transaction resulted in the automatic termination of the Prior Heitman GmbH Sub-Sub-Advisory Agreement. Currently, Heitman GmbH provides sub-advisory services to the Fund under the Interim Heitman GmbH Sub-Sub-Advisory Agreement, which is briefly described below.

ADDITIONAL INFORMATION ABOUT HEITMAN GMBH

     Heitman GmbH provides recommendations regarding the selection and ongoing monitoring of real estate securities located in Europe for the Fund's investment portfolio. Heitman GmbH is a registered investment adviser with the Securities and Exchange Commission. Heitman GmbH, a company with limited liability domiciled in Germany, is located at Maximilianstrasse 35A, Munich, Germany 80539, with total assets under management of approximately U.S. $712 million as of November 30, 2017.

     The names, positions with Heitman GmbH and principal occupations of the persons who are principal executive officers, managers and directors of Heitman GmbH are listed below:

----------------------------  ---------------------------- ---------------------
NAME                          POSITION(S) WITH HEITMAN GMBH AND
                              PRINCIPAL OCCUPATION
 ---------------------------  ---------------------------- ---------------------
Roger E. Smith                Managing Director of Heitman GmbH; Executive Vice
                              President, Heitman LLC
----------------------------  --------------------------- ----------------------
Lawrence J. Christensen       Chief Financial Officer of Heitman GmbH; Chief
                              Financial Officer of Heitman LLC
----------------------------  --------------------------- ----------------------
Anthony G. Stamato            Chief Compliance Officer of Heitman GmbH;
                              Executive Vice President and Chief Legal Officer
                              of Heitman LLC
----------------------------  --------------------------- ----------------------
Jacques Perdrix               [Senior Vice President, Heitman European Public
                              Real Estate Securities Group; Lead Portfolio
                              Manager, Heitman GmbH]
----------------------------  --------------------------- ----------------------
Andreas Welter                [Senior Vice President, Heitman European Public
                              Real Estate Equity Group; Lead Portfolio Manager,
                              Heitman GmbH]
----------------------------  --------------------------- ----------------------

The business addresses for the above is [191 N. Wacker Drive, Suite 2500, Chicago, IL 60606].

THE INTERIM HEITMAN GMBH SUB-SUB-ADVISORY AGREEMENT

     Heitman GmbH currently provides sub-sub-advisory services to the Fund under the Interim GmbH Sub-Sub-Advisory Agreement. Many of the terms of the Interim GmbH Sub-Sub-Advisory Agreement are substantially similar to those of the Prior Heitman GmbH Sub-Sub-Advisory Agreement; however, there are some differences, including differences in provisions relating to effective date, termination and compensation.

     The Interim GmbH Heitman Sub-Sub-Advisory Agreement is currently in effect and, unless terminated sooner in accordance with its terms, will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the Fund's New Heitman GmbH Sub-Sub-Advisory Agreement. If shareholders of the Fund do not approve the New Heitman GmbH Sub-Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim Heitman GmbH Sub-Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice.

     The rate of compensation paid to Heitman GmbH is the same under the Interim Heitman GmbH Sub-Sub-Advisory Agreement, Prior Heitman GmbH Sub-Sub-Advisory Agreement and New Heitman GmbH Sub-Sub-Advisory Agreement. However, the compensation accrued under the Interim Heitman GmbH Sub-Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Fund. If the New Heitman GmbH Sub-Sub-Advisory Agreement is approved by shareholders on or before the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to Heitman GmbH. However, if shareholders of the Fund do not approve the New Heitman GmbH Sub-Sub-Advisory Agreement by such date, Heitman GmbH will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Heitman GmbH in performing the Interim Heitman GmbH Sub-Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW HEITMAN GMBH SUB-SUB-ADVISORY AGREEMENT AND PRIOR HEITMAN GMBH SUB-SUB-ADVISORY AGREEMENT

     Below is a brief comparison of certain terms of the Prior Heitman GmbH Sub-Sub-Advisory Agreement to the corresponding terms of the New Heitman GmbH Sub-Sub-Advisory Agreement. Many of the terms of the New Heitman GmbH Sub-Sub-Advisory Agreement and the Prior Heitman GmbH Sub-Sub-Advisory Agreement are the same. However, the effective and termination dates have changed. If approved by shareholders, the New Heitman GmbH Sub-Sub-Advisory Agreement will be effective as of the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under "Continuance." The form of New Heitman GmbH Sub-Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A-3 and the description of the New Heitman GmbH Sub-Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

     Sub-Sub-Advisory Services. As was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, under the New Heitman GmbH Sub-Sub-Advisory Agreement, Heitman GmbH will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the securities and other assets of the Fund allocated to Heitman GmbH from time to time by the Sub-Adviser (the "Heitman GmbH Sub-Sub-Advised Assets"), furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Adviser) for the purchase and sale of the Heitman GmbH Sub-Sub-Advised Assets. Additionally, as was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, under the New Heitman GmbH Sub-Sub-Advisory Agreement, in the performance of its duties, Heitman GmbH is required, in all material respects, to do the following: (a) satisfy any applicable fiduciary duties it may have to the Fund; (b) monitor the Fund's investments or other instruments allocated to it; (c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund, the Adviser or the Sub-Adviser to Heitman GmbH in writing; (d) comply with (i) the investment objective, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information that are applicable to the Fund's investment portfolio
(ii) such other investment policies, restrictions or instructions as the Adviser, the Board or the Sub-Adviser may communicate to Heitman GmbH in writing and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to Heitman GmbH in writing; and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Adviser, the Fund or the Sub-Adviser. Further, under both the Prior Heitman GmbH Sub-Sub-Advisory Agreement and the New Heitman GmbH Sub-Sub-Advisory Agreement, Heitman GmbH is responsible for voting in respect of securities held in the Fund's portfolio and agrees to exercise or not exercise a right to vote in accordance with Heitman GmbH's proxy voting policy.

     Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, under the New Heitman GmbH Sub-Sub-Advisory Agreement, unless otherwise provided by the Adviser or the Sub-Adviser, Heitman GmbH is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of the Heitman GmbH Sub-Sub-Advised Assets, and Heitman GmbH is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including, among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

     Fees. The New Heitman GmbH Sub-Sub-Advisory Agreement will not result in changes to the sub-sub-advisory fees paid to Heitman GmbH, nor will it result in changes to any of the Fund's other fees. As was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, under the New Heitman GmbH Sub-Sub-Advisory Agreement, the Sub-Adviser will pay Heitman GmbH a sub-sub-advisory fee equal to the percentage of the average daily net assets of the Fund allocated to Heitman GmbH times the sub-advisory fee received by the Sub-Adviser (if any).

     For the Fund's last fiscal year, the aggregate amount of the sub-sub-advisory fees paid by the Sub-Adviser to Heitman GmbH was $0.

     Payment of Expenses. As was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, under the New Heitman GmbH Sub-Sub-Advisory Agreement, Heitman GmbH agrees to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including interest, taxes, brokerage commissions, if any, dividend and distribution expenses from securities sold short and/or other investment related costs and other expenses incurred in connection with the execution of transactions) purchased for the Fund and any extraordinary expenses incurred by the Fund, all of which shall be paid or reimbursed by the Fund.

     Limitation of Liability. As was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, the New Heitman GmbH Sub-Sub-Advisory Agreement provides that Heitman GmbH will not be liable for, and the Trust, the Adviser and the Sub-Adviser will not take any action against Heitman GmbH to hold Heitman GmbH liable for, any error of judgment or mistake of law or for any loss suffered by the Fund, the Adviser or the Sub-Adviser in connection with the performance of Heitman GmbH's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Heitman GmbH in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

     Continuance. The Prior Heitman GmbH Sub-Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). If the shareholders of the Fund approve the New Heitman GmbH Sub-Sub-Advisory Agreement, the New Heitman GmbH Sub-Sub-Advisory Agreement will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Heitman GmbH Sub-Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely).

     Termination. As was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, the New Heitman GmbH Sub-Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Adviser or Heitman GmbH upon 60 days' written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to Heitman GmbH without the payment of any penalty. In addition, the Prior Heitman GmbH Sub-Sub-Advisory Agreement was, and the New Heitman GmbH Sub-Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Adviser, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that Heitman GmbH or any of its officers or directors have taken any action that results in a breach of the material covenants of Heitman GmbH set forth in the Agreement. Further, as was the case under the Prior Heitman GmbH Sub-Sub-Advisory Agreement, the New Heitman GmbH Sub-Sub-Advisory Agreement will automatically terminate in the event the investment management agreement between the Adviser and the Trust, on behalf of the Fund, or the New Sub-Advisory Agreement is terminated, assigned or not renewed.

BOARD'S RECOMMENDATION

     Based on its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the New Heitman GmbH Sub-Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal 3. The Board is therefore recommending that shareholders vote "FOR" Proposal 3. For more information on the factors considered by the Board, please see the section entitled "Board Considerations" below.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

     To become effective for the Fund, the New Heitman GmbH Sub-Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of the Fund is defined in the 1940 Act as the vote of the lesser of
(i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Heitman GmbH Sub-Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

  IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FINANCIAL
SOLUTIONS, LLC AT [       ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

       THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF
         THE FUND VOTE TO APPROVE THE NEW HEITMAN GMBH SUB-SUB-ADVISORY
                                   AGREEMENT.

                              BOARD CONSIDERATIONS

     The Board of Trustees of the Trust, including the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust (such Trustees, the "Independent Trustees") unanimously approved (i) each of the Interim Agreements; and (ii) each of the New Agreements. The Interim Agreements and the New Agreements are collectively referred to as the "Agreements." The Board approved the Agreements at a meeting held on December 10-11, 2017. The Board of Trustees determined that each Agreement is in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

     In November 2017, the Board was informed that Heitman LLC, the parent company of the Heitman Securities Group, had entered into a redemption agreement with OMAM Inc. and OMAM pursuant to which Heitman would redeem all of OMAM's membership interests in Heitman LLC for cash consideration (as previously defined, the "Transaction"). The Board was also informed that, if the Transaction were consummated, each of the Prior Agreements would terminate pursuant to its terms and the requirements of the 1940 Act. On November 24, 2017, counsel to the Independent Trustees provided the Heitman Securities Group with a request for information regarding the Transaction and its expected impact on the Heitman Securities Group. At an executive session held on December 7, 2017, the Independent Trustees reviewed materials provided by the Heitman Securities Group in response to the request. Following the executive session, independent legal counsel on behalf of the Independent Trustees requested certain supplements to the materials provided. The Heitman Securities Group provided information in response to the follow-up request by e-mail in advance of the December 2017 Board meeting.

     To reach its determination in approving the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted that, based on the information provided by the Adviser and the Heitman Securities Group, apart from the effective and termination dates and any provisions of the Interim Agreements required by Rule 15a-4 under the 1940 Act, any differences in the terms and conditions of each Agreement and the terms and conditions of the corresponding Prior Agreement were immaterial. The Board considered that the information provided by the Heitman Securities Group in response to the Independent Trustees' request for information included statements that there would be no changes in day-to-day management of Heitman LLC and no changes in the management of the Heitman Securities Group; that there would be no changes resulting from the Transaction with respect to senior management at Heitman LLC or the Heitman Securities Group or as to key personnel who work on matters relating to the Fund, including the portfolio management team and compliance personnel; that the Transaction would have no adverse impact on the Heitman Securities Group's ability to provide sub-advisory and sub-sub-advisory services to the Fund; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Fund by the Heitman Securities Group. In addition, representatives of the Heitman Securities Group joined the December 2017 Board meeting by telephone and discussed the Transaction and the Agreements with the Board.

     The Board also considered that it had last approved the Prior Agreements for the Fund during the annual contract renewal process that concluded at the Board's June 11-12, 2017 meeting. The Board noted that during the annual contract renewal process it had considered the services provided by the Sub-Adviser and the Sub-Sub-Advisers to the Fund (including the relevant personnel responsible for these services and their experience); the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Adviser; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Sub-Adviser and the Sub-Sub-Advisers; any fall-out benefits to the Sub-Adviser and the Sub-Sub-Advisers; and information on the Sub-Adviser's (which included the Sub-Sub-Advisers) compliance program, and that, based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Prior Agreements continued to be fair and reasonable and that the continuation of the Prior Agreements was in the best interests of the Fund. In that regard, the Board noted the Heitman Securities Group's statement that, except as discussed in the response to the Independent Trustees' November 24, 2017 request relating to the Transaction, the Board could continue to rely on the materials provided by the Heitman Securities Group in connection with the June 2017 renewal of the Prior Agreements.

     Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2017 renewal of the Prior Agreements, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                               OTHER INFORMATION

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to solicit proxies at a cost which is expected to be a total of approximately $4,500. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by Heitman LLC. Heitman LLC will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund.

DATE, TIME AND PLACE OF THE MEETING

     The Meeting will be held on Monday, March 5, 2018, at 12:00 noon Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

USE AND REVOCATION OF PROXIES

     For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR each Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a revocation or a later-dated proxy. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

QUORUM AND VOTING MATTERS

     Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote.

     A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust's By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by individual funds (as in case of each Proposal), then shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of that fund will be necessary to constitute a quorum for the transaction of business by that fund. For the purposes of establishing whether a quorum is present with respect to a fund, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

     Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

SHARES OUTSTANDING

     Only holders of record of shares at the close of business on December 28, 2017 (the "Record Date") are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were 50,002 shares outstanding of the Fund.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, no person is known by the Trust to have beneficially owned more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. Information as to beneficial ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of the Fund's shares outstanding.


                                                                PERCENTAGE OF
    NAME AND ADDRESS OF           SHARES BENEFICIALLY         SHARES OUTSTANDING
     BENEFICIAL OWNER                    OWNED                      OWNED

  _____________________             _______ Shares                  _____%
  _____________________
  _____________________

  _____________________             _______ Shares                  _____%
  _____________________
  _____________________

  _____________________             _______ Shares                  _____%
  _____________________
  _____________________

                                                                PERCENTAGE OF
    NAME AND ADDRESS OF           SHARES BENEFICIALLY         SHARES OUTSTANDING
     BENEFICIAL OWNER                    OWNED                      OWNED

  _____________________             _______ Shares                  _____%
  _____________________
  _____________________

  _____________________             _______ Shares                  _____%
  _____________________
  _____________________
  _____________________


SHARE OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

     The number of shares of the Fund beneficially owned as of December 31, 2017 by the Trustees (including the Independent Trustees) and the Trustee who is not an Independent Trustee (the "Interested Trustee"), is set forth below.


     ---------------------------------------- ---------------------------

     NAME                                          NUMBER OF SHARES
     ---------------------------------------- ---------------------------

     ---------------------------------------- ---------------------------
     INTERESTED TRUSTEE
     ---------------------------------------- ---------------------------
     James A. Bowen                                      None
     ---------------------------------------- ---------------------------
     INDEPENDENT TRUSTEES
     ---------------------------------------- ---------------------------
     Richard E. Erickson                                 None
     ---------------------------------------- ---------------------------
     Thomas R. Kadlec                                    None
     ---------------------------------------- ---------------------------
     Robert F. Keith                                     None
     ---------------------------------------- ---------------------------
     Niel B. Nielson                                     None
     ---------------------------------------- ---------------------------

     As of December 31, 2017, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of the Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

THE ADVISER

       First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment adviser to the Fund and, as such, is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of its portfolio. The Adviser also provides fund reporting services to the Fund. The Adviser is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Adviser and the sole Interested Trustee of the Trust.

OTHER SERVICE PROVIDERS

     First Trust Portfolios L.P., the principal underwriter of the Fund's shares, is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Brown Brothers Harriman & Co., the Fund's custodian, administrator, fund accountant and transfer agent, is located at 50 Post Office Square, Boston, Massachusetts 02110.

DELIVERY OF CERTAIN DOCUMENTS

     Annual reports will be sent to shareholders of record of the Fund. The Trust will furnish, without charge, a copy of the Fund's annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

     Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust and By-Laws.

     Because the Fund does not hold annual shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders' meeting should send written proposals to the Trust's Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the applicable Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR,
AST FUND SOLUTIONS, LLC, AT [       ] WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M.
EASTERN TIME.
--------------------------------------------------------------------------------

                                                                     EXHIBIT A-1


                       FORM OF NEW SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT

     INVESTMENT SUB-ADVISORY AGREEMENT made as of this ___ day of ___________, 201_ by and among the First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the "Trust"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Heitman Real Estate Securities LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

     WHEREAS, the First Trust Heitman Global Prime Real Estate ETF (the "Fund") is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust dated October 27, 2015 (as such agreement may be modified from time to time, the "Management Agreement");

     WHEREAS, the Management Agreement provides that the Manager may, subject to certain requirements, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

     WHEREAS, pursuant to the Management Agreement, the Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of 0.95% of the Fund's average daily net assets (the "Investment Management Fee"), and the Manager will pay all of the expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under the Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, such as dividend and distribution expenses from securities sold short and/or other investment related costs, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses (collectively, the "Fund Expenses"); and

     WHEREAS, the Trust and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio upon the terms and conditions hereafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Trust and the Manager hereby appoint the Sub-Adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such


                                     A-1-1
appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Trust's Board of Trustees (the "Board of Trustees") and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Manager) for the purchase and sale of securities and other assets for the Fund's investment portfolio, all on behalf of the Fund and consistent with the investment guidelines provided by the Manager to the Sub-Adviser and the Fund's currently effective registration statement on Form N-1A as they both may hereafter be amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing. To the extent Sub-Sub-Advisers (as defined below) are appointed to manage all or a portion of the Fund's assets, the Sub-Adviser (i) shall allocate and reallocate the Fund's assets among the Sub-Sub-Advisers as the Sub-Adviser determines to be appropriate, (ii) recommend the termination of a Sub-Sub-Adviser when appropriate and (iii) monitor and evaluate each Sub-Sub-Adviser's performance and report to the Manager on the Sub-Sub-Adviser's performance periodically, but at least quarterly. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments or other instruments, (c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, (d) comply with (i) the investment objective, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information that are applicable to the Fund's investment portfolio, (ii) such other investment policies, restrictions or instructions as the Manager or the Trust's Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Manager or the Fund. The Fund or the Manager shall provide the Sub-Adviser with current copies of the Trust's Declaration of Trust, By-laws, the Fund's prospectus, the Fund's statement of additional information and any amendments thereto, and any policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund would be in compliance with such documentation, it may consult with the Manager, and the Manager will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund.

     The Sub-Adviser is responsible for voting in respect of securities held in the Fund's portfolio and will exercise or not exercise a right to vote in accordance with the Sub-Adviser's proxy voting policy, a copy of which has been provided to the Manager. The Sub-Adviser shall promptly notify the Manager and the Fund of any material change in the voting policy. The Sub-Adviser is permitted to represent any holdings on behalf of the Fund at any ordinary or special meeting of shareholders and has the right to exercise any voting rights or any other similar or connected rights.


                                      A-1-2

     Unless otherwise provided by the Manager, the Sub-Adviser is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including if applicable Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

     In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

     The Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including if applicable Rule 17a-7 under the 1940 Act) and the Fund's


                                      A-1-3
policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

     The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein, which policies and procedures will become binding upon the Sub-Adviser upon delivery by the Fund or the Manager of written notice thereof to the Sub-Adviser; provided that, notwithstanding the foregoing, (a) the Manager shall provide not less than sixty (60) days' written notice to the Sub-Adviser prior to adopting any policy or procedure that materially modifies or restricts the investment strategy, investment guidelines or investment policies and (b) the Sub-Adviser will not be deemed to be in breach of its obligations hereunder as a result of any non-compliance with any policy or procedure that otherwise modifies or restricts the execution of the Fund's portfolio transactions if the Sub-Adviser uses commercially reasonable efforts to conform to such policy and procedure as promptly as reasonably practicable after receiving written notice thereof.

     The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager or the Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

     To enable the Sub-Adviser to comply with the foregoing provision, the Manager agrees that it will (a) provide the Sub-Adviser with a list of affiliated persons of the Trust and the Manager and (b) from time to time, update the list as necessary.

         The Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC and Commodity Futures Trading Commission ("CFTC"), (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities (provided that the parties hereto acknowledge that the Sub-Adviser is not a commodity pool operator or commodity trading adviser with respect to the
     Fund) and (iv) promptly notify the Manager and the Fund if the Sub-Adviser intends to engage in any derivative transactions on behalf of the Fund's portfolio);


                                      A-1-4

            (c) will report to the Manager and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

            (d) will prepare and maintain such books and records with respect to the Fund's assets and other transactions for the Fund's investment portfolio as required under applicable law, the Fund's compliance policies and procedures (as communicated by the Fund or the Manager to the Sub-Adviser in writing) or as otherwise requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board or the Manager may request. Such records prepared and maintained by the Sub-Adviser as required hereunder shall be open to inspection at all reasonable times (upon reasonable notice and during standard business hours) by the Manager or the Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

            (e) will use commercially reasonable efforts to monitor events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the Fund, and will use commercially reasonable efforts to notify the Manager, as promptly as practical, of any issuer-specific or market events or other situations of which it becomes aware (such as those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund's investments are priced on a given day) that it believes are likely to materially impact the pricing of one or more securities or other assets in the Fund's portfolio sub-advised by the Sub-Adviser. In addition, the Sub-Adviser will at the Manager's request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments.

      3. Custody Responsibilities. The Manager shall identify to the Sub-Adviser one or more custodians (the "Custodian") to hold the assets of the Fund. The Custodian, as identified by the Manager, will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. In the event that any cash, securities or other assets of the Fund are delivered to the Sub-Adviser, it will promptly deliver the same over to the Custodian, in the name of the Fund, as permitted by applicable law. The Manager or the Fund


                                      A-1-5
shall be responsible for all custodial arrangements, including the payment of all fees and charges to Custodian. The Sub-Adviser shall not be responsible or liable for any act or omission of Custodian.

         Unless otherwise required by local custom, all portfolio transactions for the Fund will be consummated by payment to or delivery by the Fund of cash, securities or other assets due to or from the Fund. The Sub-Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers, dealers or other market intermediaries for the Account by 9:00 a.m. Eastern Time on the day following the trade date and will affirm the trade before the close of business one (1) business day after the trade date (T+1).

       4. Disclosure Documents. During the term of this Agreement, the Manager shall provide the Sub-Adviser with an opportunity to review and comment on the portions of prospectuses, statements of additional information, registration statements, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Adviser in any way, prior to the first use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing identifying errors or omissions within seven (7) calendar days (or such shorter period as may be necessary to comply with regulatory filing deadlines, or such other time as may be mutually agreeable) after receipt thereof; provided, however, that the final form and content of all such documentation shall be acceptable to the Manager, the Fund and their respective legal counsel. The Manager shall ensure that all materials described in this Section 4 prepared by employees or agents of the Manager or its Affiliates that refer to the Sub-Adviser in any way are consistent with materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

      5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including interest, taxes, brokerage commissions, if any, dividend and distribution expenses from securities sold short and/or other investment related costs and other expenses incurred in connection with the execution of transactions) purchased for the Fund and any extraordinary expenses incurred by the Fund, all of which shall be paid or reimbursed by the Fund.

      6. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers ("Sub-Sub-Advisers") at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a Sub-Sub-Adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any Sub-Sub-Adviser in connection with the performance of the Sub-Adviser's duties hereunder.

      7. Compensation. For the services provided pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the "Sub-Advisory Fee") equal to 50% monthly in arrears of any remaining monthly Investment Management Fee paid to the Manager for the average daily net assets allocated to the Sub-Adviser after


                                      A-1-6
the average Fund Expenses for the average daily net assets allocated to the Sub-Adviser accrued during the most recent twelve months (or shorter period during the first eleven months of this Agreement) are subtracted from the Investment Management Fee for that month. If the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the Sub-Adviser for such month. For the avoidance of doubt, any deficit will not be carried forward for purposes of calculating the Sub-Advisory Fee in any subsequent month. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. At the request of the Sub-Adviser, the Manager shall provide the Sub-Adviser with an accounting reasonably satisfactory to the Sub-Adviser of the calculation of the Sub-Advisory Fee. The Manager shall provide prompt advance notice to the Sub-Adviser of any change to the Manager's compensation agreements with respect to the Fund, which change may require approval by the Board of Trustees.

      8. Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      9. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Section 9 or elsewhere in this Agreement shall constitute a waiver of any legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

     10. Term; Termination. This Agreement shall become effective on the date first set forth above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the Effective Date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the


                                      A-1-7

Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

     This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust on behalf of the Fund is terminated, assigned or not renewed.

     Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 7, earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

     11. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

     12. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:             If to the Sub-Adviser:

First Trust Exchange-Traded Fund IV on     Heitman Real Estate Securities LLC
behalf of First Trust Heitman Global       191 W. Wacker
  Prime Real Estate ETF                    Suite 2500
First Trust Advisors L.P.                  Chicago, IL 60605
120 E. Liberty Drive                       Attention: Katherine Sandstrom
Wheaton, Illinois  60187
Attention:  Secretary


                                      A-1-8

     13. Limitations on Liability. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

     16. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

     17. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust's Declaration of Trust and other governing documents of the Fund.

     18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 7 are not severable.

     19. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.


                                      A-1-9

     IN WITNESS WHEREOF, the Trust on behalf of the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                     HEITMAN REAL ESTATE SECURITIES LLC


By__________________________________          By________________________________
     Title:_________________________              Title:________________________



FIRST TRUST EXCHANGE-TRADED FUND IV
    on behalf of First Trust Heitman
    Global Prime Real Estate ETF


By__________________________________
     Title:_________________________


                                      A-1-10

                                                                     EXHIBIT A-2



               FORM OF NEW HEITMAN HK SUB-SUB-ADVISORY AGREEMENT

                     INVESTMENT SUB-SUB-ADVISORY AGREEMENT

     INVESTMENT SUB-SUB-ADVISORY AGREEMENT made as of this ___ day of ________, 201_ by and among the First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the "Trust"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), Heitman Real Estate Securities LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser") and Heitman International Real Estate Securities HK Limited, a Hong Kong proprietary limited company and a registered investment adviser with the SEC (the "Sub-Sub-Adviser").

     WHEREAS, the First Trust Heitman Global Prime Real Estate ETF (the "Fund") is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust dated October 27, 2015 (as such agreement may be modified from time to time, the "Management Agreement");

     WHEREAS, the Management Agreement provides that the Manager may, subject to certain requirements, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

     WHEREAS, pursuant to the Management Agreement, the Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of 0.95% of the Fund's average daily net assets (the "Investment Management Fee"), and the Manager will pay all of the expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under the Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, such as dividend and distribution expenses from securities sold short and/or other investment-related costs, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses (collectively, the "Fund Expenses");

     WHEREAS, the Manager and the Trust have retained the Sub-Adviser to serve as the lead sub-adviser for the Fund pursuant to an investment sub-advisory agreement among the Trust, the Manager and the Sub-Adviser (the "Sub-Advisory Agreement");

     WHEREAS, pursuant to the Sub-Advisory Agreement, the Manager will pay the Sub-Adviser a Sub-Advisory Fee as such term is defined and calculated under the Sub-Advisory Agreement (the "Sub-Advisory Fee");


                                     A-2-1

     WHEREAS, the Sub-Advisory Agreement provides that the Sub-Advisor may, subject to certain requirements, retain at its own cost and expense additional sub-advisers to provide certain sub-advisory services to the Fund required under the Sub-Advisory Agreement; and

     WHEREAS, the Sub-Adviser seeks to retain, and the Trust and the Manager have approved the retention of, the Sub-Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio allocated to the Sub-Sub-Adviser by the Sub-Adviser upon the terms and conditions hereafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Trust, the Manager and the Sub-Adviser hereby appoint the Sub-Sub-Adviser to provide certain investment advisory services to the assets of the Fund allocated to the Sub-Sub-Adviser by the Sub-Adviser for the period and on the terms set forth in this Agreement. The Sub-Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund, or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Trust's Board of Trustees (the "Board of Trustees"), the Manager and the Sub-Adviser, the Sub-Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the securities and other assets of the Fund allocated to the Sub-Sub-Adviser from time to time by the Sub-Adviser (the "Sub-Sub-Advised Assets"), furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Manager) for the purchase and sale of the Sub-Sub-Advised Assets, all on behalf of the Fund and consistent with the investment guidelines provided by the Manager or the Sub-Adviser to the Sub-Sub-Adviser and the Fund's currently effective registration statement on Form N-1A as they both may hereafter be amended from time to time and communicated by the Fund, the Manager or the Sub-Adviser to the Sub-Sub-Adviser in writing. In the performance of its duties, the Sub-Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments or other instruments allocated to it, (c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund, the Manager or the Sub-Adviser to the Sub-Sub-Adviser in writing, (d) comply with (i) the investment objective, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information that are applicable to the Fund's investment portfolio, (ii) such other investment policies, restrictions or instructions as the Manager, the Trust's Board of Trustees or the Sub-Adviser may communicate to the Sub-Sub-Adviser in writing, and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing
(i) and (ii) as communicated to the Sub-Sub-Adviser in writing and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Manager, the Fund or the Sub-Adviser. The Fund, the Manager or the Sub-Adviser shall provide the Sub-Sub-Adviser with current copies of the Trust's Declaration of Trust, By-laws, the Fund's prospectus, the Fund's statement of additional information and any amendments thereto, and any policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement. If the Sub-Sub-Adviser has a question about whether any proposed transaction with respect to the Fund would be in compliance


                                     A-2-2
with such documentation, it may consult with the Manager or the Sub-Adviser, and the Manager or the Sub-Adviser will provide instructions upon which the Sub-Sub-Adviser may rely in purchasing and selling securities for the Fund.

     The Sub-Sub-Adviser is responsible for voting in respect of securities held in the Fund's portfolio and will exercise or not exercise a right to vote in accordance with the Sub-Sub-Adviser's proxy voting policy, a copy of which has been provided to the Manager. The Sub-Sub-Adviser shall promptly notify the Manager and the Fund of any material change in the voting policy. The Sub-Sub-Adviser is permitted to represent any holdings on behalf of the Fund at any ordinary or special meeting of shareholders and has the right to exercise any voting rights or any other similar or connected rights.

     Unless otherwise provided by the Manager or the Sub-Adviser, the Sub-Sub-Adviser is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of the Sub-Sub-Advised Assets, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including if applicable Rule 17e-1 under the 1940 Act), the Sub-Sub-Adviser may select brokers or dealers affiliated with the Sub-Sub-Adviser. It is understood that the Sub-Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

     In addition, the Sub-Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Sub-Adviser or its affiliates, if in the Sub-Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund, the Manager and Sub-Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Sub-Adviser and its affiliates may purchase


                                     A-2-3
securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

     The Sub-Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including if applicable Rule 17a-7 under the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

     The Fund may adopt policies and procedures that modify or restrict the Sub-Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein, which policies and procedures will become binding upon the Sub-Sub-Adviser upon delivery by the Fund, the Manager or the Sub-Adviser of written notice thereof to the Sub-Sub-Adviser; provided that, notwithstanding the foregoing, (a) the Manager or Sub-Adviser, as applicable, shall provide not less than sixty (60) days' written notice to the Sub-Sub-Adviser prior to adopting any policy of procedure that materially modifies or restricts the investment strategy, investment guidelines or investment policies and (b) the Sub-Sub-Adviser will not be deemed to be in breach of its obligations hereunder as a result of any non-compliance with any policy or procedure that otherwise modifies or restricts the execution of the Fund's portfolio transactions if the Sub-Sub-Adviser uses commercially reasonable efforts to conform to such policy and procedure as promptly as reasonably practicable after receiving written notice thereof.

     The Sub-Sub-Adviser will communicate to the officers and Trustees of the Trust and the Sub-Adviser such information relating to transactions for the Fund as any of the foregoing may reasonably request. In no instance will the Fund's portfolio assets be purchased from or sold to the Manager, the Sub-Adviser, the Sub-Sub-Adviser or any affiliated person of the Trust, the Manager, the Sub-Adviser or the Sub-Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

     To enable the Sub-Sub-Adviser to comply with the foregoing provision, the Manager agrees that it will (a) provide the Sub-Sub-Adviser with a list of affiliated persons of the Trust and the Manager and (b) from time to time, update the list as necessary.

     The Sub-Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC and Commodity Futures Trading Commission ("CFTC"), (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Sub-Adviser in writing, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities (provided that the parties hereto acknowledge that the Sub-Sub-Adviser is not a commodity pool operator or commodity trading adviser with respect to the Fund) and (iv) promptly notify the Manager and the Fund if the Sub-Sub-Adviser intends to engage in any derivative transactions on behalf of the Fund's portfolio);


                                     A-2-4

            (c) will report to the Manager and to the Board of Trustees on a quarterly basis and to the Sub-Adviser as it may request and will make appropriate persons available for the purpose of reviewing with representatives of the Manager, the Board of Trustees and the Sub-Adviser on a regular basis at such times as the Manager, the Board of Trustees or the Sub-Adviser may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund applicable to the Sub-Sub-Advised Assets, the performance of the Sub-Sub-Advised Assets in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager, the Board of Trustees or the Sub-Adviser;

            (d) will prepare and maintain such books and records with respect to the Sub-Sub-Advised Assets and other transactions for the Sub-Sub-Advised Assets as required under applicable law, the Fund's compliance policies and procedures (as communicated by the Fund, the Manager or the Sub-Adviser to the Sub-Sub-Adviser in writing) or as otherwise requested by the Manager, the Board of Trustees or the Sub-Adviser and will prepare and furnish the Manager, the Board of Trustees or the Sub-Adviser such periodic and special reports as the Board, the Manager or the Sub-Adviser may request. Such records prepared and maintained by the Sub-Sub-Adviser as required hereunder shall be open to inspection at all reasonable times (upon reasonable notice and during standard business hours) by the Manager, the Fund or the Sub-Adviser and any appropriate regulatory authorities. The Sub-Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

            (e) will use commercially reasonable efforts to monitor events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the Sub-Sub-Advised Assets of the Fund, and will use commercially reasonable efforts to notify the Manager as promptly as practical of any issuer-specific or market events or other situations of which it becomes aware (such as those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund's investments are priced on a given day) that it believes are likely to materially impact the pricing of one or more of the Sub-Sub-Advised Assets. In addition, the Sub-Sub-Adviser will at the Manager's request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments.

      3. Custody Responsibilities. The Manager shall identify to the Sub-Adviser one or more custodians (the "Custodian") to hold the assets of the Fund. The Custodian, as identified by the Manager, will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. In the event that any cash, securities or other assets of the Fund are delivered to the Sub-Sub-Adviser, it will promptly deliver the same over to the Custodian, in the name of the Fund, as permitted by applicable law. The Manager or the Fund shall be responsible for all custodial arrangements, including the payment of all fees and charges to Custodian. The Sub-Sub-Adviser shall not be responsible or liable for any act or omission of Custodian.


                                     A-2-5

         Unless otherwise required by local custom, all portfolio transactions for the Fund will be consummated by payment to or delivery by the Fund of cash, securities or other assets due to or from the Fund. The Sub-Sub-Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers, dealers or other market intermediaries for the Account by 9:00 a.m. Eastern Time on the day following the trade date and will affirm the trade before the close of business one (1) business day after the trade date (T+1).

     4. Disclosure Documents. During the term of this Agreement, the Manager shall provide the Sub-Sub-Adviser with an opportunity to review and comment on the portions of prospectuses, statements of additional information, registration statements, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Sub-Adviser in any way, prior to the first use thereof, and the Manager shall not use any such materials if the Sub-Sub-Adviser reasonably objects in writing identifying errors or omissions within seven (7) calendar days (or such shorter period as may be necessary to comply with regulatory filing deadlines, or such other time as may be mutually agreeable) after receipt thereof; provided, however, that the final form and content of all such documentation shall be acceptable to the Manager, the Fund and their respective legal counsel. The Manager shall ensure that all materials described in this Section 4 prepared by employees or agents of the Manager or its Affiliates that refer to the Sub-Sub-Adviser in any way are consistent with materials previously approved by the Sub-Sub-Adviser as referenced in the preceding sentence.

      5. Expenses. During the term of this Agreement, the Sub-Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including interest, taxes, brokerage commissions, if any, dividend and distribution expenses from securities sold short and/or other investment related costs and other expenses incurred in connection with the execution of transactions) purchased for the Fund and any extraordinary expenses incurred by the Fund, all of which shall be paid or reimbursed by the Fund.

      6. Compensation. For the services provided pursuant to this Agreement, the Sub-Adviser will pay the Sub-Sub-Adviser, and the Sub-Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the "Sub-Sub-Advisory Fee") equal to the percentage of the average daily net assets of the Fund allocated to the Sub-Sub-Adviser times the Sub-Advisory Fee received by the Sub-Adviser (if any) pursuant to the Sub-Advisory Agreement. The Sub-Sub-Advisory Fee shall be calculated monthly and payable in arrears on or about the first day of each month during the term of this Agreement.

      7. Services to Others. The Trust, the Manager and the Sub-Adviser acknowledge that the Sub-Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust, the Manager and the Sub-Adviser acknowledge that the persons employed by the Sub-Sub-Adviser to assist in the Sub-Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      8. Limitation of Liability. The Sub-Sub-Adviser shall not be liable for, and the Trust, the Manager and the Sub-Adviser will not take any action against the Sub-Sub-Adviser to hold the Sub-Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund, the Manager or the Sub-Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance


                                     A-2-6
of the Sub-Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Section 8 or elsewhere in this Agreement shall constitute a waiver of any legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

      9. Term; Termination. This Agreement shall become effective on the date first set forth above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the Effective Date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Sub-Adviser by the Fund without payment of any penalty.

     This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Sub-Adviser or any officer or director of the Sub-Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Sub-Adviser set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event that either the Management Agreement between the Manager and the Trust on behalf of the Fund or the Sub-Advisory Agreement among the Fund, the Manager and the Sub-Adviser is terminated, assigned or not renewed.

     Termination of this Agreement shall not affect the right of the Sub-Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6, earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

     10. Compliance Certification. From time to time the Sub-Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund, the Manager or the Sub-Adviser. In addition, the Sub-Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.


                                     A-2-7

     11. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.


If to the Manager or the Fund:             If to the Sub-Adviser or the
                                           Sub-Sub-Adviser:

First Trust Exchange-Traded Fund IV on     Heitman Real Estate Securities LLC
behalf of First Trust Heitman Global       191 W. Wacker
  Prime Real Estate ETF                    Suite 2500
First Trust Advisors L.P.                  Chicago, IL 60605
120 E. Liberty Drive                       Attention: Katherine Sandstrom
Wheaton, Illinois  60187
Attention:  Secretary

     12. Limitations on Liability. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 12 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

     15. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

     16. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust's Declaration of Trust and other governing documents of the Fund.

     17. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Sub-Advisory Fee described in Section 6 are not severable.


                                     A-2-8

     18. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.


                                     A-2-9

     IN WITNESS WHEREOF, the Trust on behalf of the Fund, the Manager, the Sub-Adviser, the Sub-Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.


FIRST TRUST ADVISORS L.P.                     HEITMAN REAL ESTATE SECURITIES LLC


By__________________________________          By________________________________
     Title:_________________________              Title:________________________



FIRST TRUST EXCHANGE-TRADED FUND IV           HEITMAN INTERNATIONAL REAL ESTATE
    on behalf of First Trust Heitman              SECURITIES HK LIMITED
    Global Prime Real Estate ETF


By__________________________________
     Title:_________________________          By _______________________________
                                                  Title: _______________________


                                     A-2-10

                                                                     EXHIBIT A-3


              FORM OF NEW HEITMAN GMBH SUB-SUB-ADVISORY AGREEMENT

                     INVESTMENT SUB-SUB-ADVISORY AGREEMENT

     INVESTMENT SUB-SUB-ADVISORY AGREEMENT made as of this ____ day of _________, 201_ by and among the First Trust Exchange-Traded Fund IV, a Massachusetts business trust (the "Trust"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), Heitman Real Estate Securities LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser") and Heitman International Real Estate Securities GmbH, a German company of limited liability and a registered investment adviser with the SEC (the "Sub-Sub-Adviser").

     WHEREAS, the First Trust Heitman Global Prime Real Estate ETF (the "Fund") is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust dated October 27, 2015 (as such agreement may be modified from time to time, the "Management Agreement");

     WHEREAS, the Management Agreement provides that the Manager may, subject to certain requirements, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

     WHEREAS, pursuant to the Management Agreement, the Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of 0.95% of the Fund's average daily net assets (the "Investment Management Fee"), and the Manager will pay all of the expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under the Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, such as dividend and distribution expenses from securities sold short and/or other investment-related costs, distribution and service fees payable pursuant to a Rule 12b-1 Plan, if any, and extraordinary expenses (collectively, the "Fund Expenses");

     WHEREAS, the Manager and the Trust have retained the Sub-Adviser to serve as the lead sub-adviser for the Fund pursuant to an investment sub-advisory agreement among the Trust, the Manager and the Sub-Adviser (the "Sub-Advisory Agreement");

     WHEREAS, pursuant to the Sub-Advisory Agreement, the Manager will pay the Sub-Adviser a Sub-Advisory Fee as such term is defined and calculated under the Sub-Advisory Agreement (the "Sub-Advisory Fee");

     WHEREAS, the Sub-Advisory Agreement provides that the Sub-Advisor may, subject to certain requirements, retain at its own cost and expense additional sub-advisers to provide certain sub-advisory services to the Fund required under the Sub-Advisory Agreement; and


                                     A-3-1

     WHEREAS, the Sub-Adviser seeks to retain, and the Trust and the Manager have approved the retention of, the Sub-Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio allocated to the Sub-Sub-Adviser by the Sub-Adviser upon the terms and conditions hereafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Trust, the Manager and the Sub-Adviser hereby appoint the Sub-Sub-Adviser to provide certain investment advisory services to the assets of the Fund allocated to the Sub-Sub-Adviser by the Sub-Adviser for the period and on the terms set forth in this Agreement. The Sub-Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund, or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Trust's Board of Trustees (the "Board of Trustees"), the Manager and the Sub-Adviser, the Sub-Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the securities and other assets of the Fund allocated to the Sub-Sub-Adviser from time to time by the Sub-Adviser (the "Sub-Sub-Advised Assets"), furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Manager) for the purchase and sale of the Sub-Sub-Advised Assets, all on behalf of the Fund and consistent with the investment guidelines provided by the Manager or the Sub-Adviser to the Sub-Sub-Adviser and the Fund's currently effective registration statement on Form N-1A as they both may hereafter be amended from time to time and communicated by the Fund, the Manager or the Sub-Adviser to the Sub-Sub-Adviser in writing. In the performance of its duties, the Sub-Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments or other instruments allocated to it, (c) comply with the provisions of the Trust's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund, the Manager or the Sub-Adviser to the Sub-Sub-Adviser in writing, (d) comply with (i) the investment objective, policies and restrictions stated in the Fund's most recently effective prospectus and statement of additional information that are applicable to the Fund's investment portfolio, (ii) such other investment policies, restrictions or instructions as the Manager, the Trust's Board of Trustees or the Sub-Adviser may communicate to the Sub-Sub-Adviser in writing, and (iii) any changes to the objective, policies, restrictions or instructions required under the foregoing
(i) and (ii) as communicated to the Sub-Sub-Adviser in writing and (e) assist in the valuation of portfolio assets held by the Fund as reasonably requested by the Manager, the Fund or the Sub-Adviser. The Fund, the Manager or the Sub-Adviser shall provide the Sub-Sub-Adviser with current copies of the Trust's Declaration of Trust, By-laws, the Fund's prospectus, the Fund's statement of additional information and any amendments thereto, and any policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement. If the Sub-Sub-Adviser has a question about whether any proposed transaction with respect to the Fund would be in compliance with such documentation, it may consult with the Manager or the Sub-Adviser, and the Manager or the Sub-Adviser will provide instructions upon which the Sub-Sub-Adviser may rely in purchasing and selling securities for the Fund.

     The Sub-Sub-Adviser is responsible for voting in respect of securities held in the Fund's portfolio and will exercise or not exercise a right to vote in accordance with the Sub-Sub-Adviser's proxy voting policy, a copy of which has


                                     A-3-2
been provided to the Manager. The Sub-Sub-Adviser shall promptly notify the Manager and the Fund of any material change in the voting policy. The Sub-Sub-Adviser is permitted to represent any holdings on behalf of the Fund at any ordinary or special meeting of shareholders and has the right to exercise any voting rights or any other similar or connected rights.

     Unless otherwise provided by the Manager or the Sub-Adviser, the Sub-Sub-Adviser is authorized to select the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of the Sub-Sub-Advised Assets, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including if applicable Rule 17e-1 under the 1940 Act), the Sub-Sub-Adviser may select brokers or dealers affiliated with the Sub-Sub-Adviser. It is understood that the Sub-Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

     In addition, the Sub-Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Sub-Adviser or its affiliates, if in the Sub-Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund, the Manager and Sub-Adviser acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Sub-Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

     The Sub-Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including if applicable Rule 17a-7 under the 1940 Act) and the


                                     A-3-3

Fund's policies and procedures, (b) the Sub-Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

     The Fund may adopt policies and procedures that modify or restrict the Sub-Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein, which policies and procedures will become binding upon the Sub-Sub-Adviser upon delivery by the Fund, the Manager or the Sub-Adviser of written notice thereof to the Sub-Sub-Adviser; provided that, notwithstanding the foregoing, (a) the Manager or Sub-Adviser, as applicable, shall provide not less than sixty (60) days' written notice to the Sub-Sub-Adviser prior to adopting any policy of procedure that materially modifies or restricts the investment strategy, investment guidelines or investment policies and (b) the Sub-Sub-Adviser will not be deemed to be in breach of its obligations hereunder as a result of any non-compliance with any policy or procedure that otherwise modifies or restricts the execution of the Fund's portfolio transactions if the Sub-Sub-Adviser uses commercially reasonable efforts to conform to such policy and procedure as promptly as reasonably practicable after receiving written notice thereof.

     The Sub-Sub-Adviser will communicate to the officers and Trustees of the Trust and the Sub-Adviser such information relating to transactions for the Fund as any of the foregoing may reasonably request. In no instance will the Fund's portfolio assets be purchased from or sold to the Manager, the Sub-Adviser, the Sub-Sub-Adviser or any affiliated person of the Trust, the Manager, the Sub-Adviser or the Sub-Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

     To enable the Sub-Sub-Adviser to comply with the foregoing provision, the Manager agrees that it will (a) provide the Sub-Sub-Adviser with a list of affiliated persons of the Trust and the Manager and (b) from time to time, update the list as necessary.

     The Sub-Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC and Commodity Futures Trading Commission ("CFTC"), (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Sub-Adviser in writing, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities (provided that the parties hereto acknowledge that the Sub-Sub-Adviser is not a commodity pool operator or commodity trading adviser with respect to the Fund) and (iv) promptly notify the Manager and the Fund if the Sub-Sub-Adviser intends to engage in any derivative transactions on behalf of the Fund's portfolio);

            (c) will report to the Manager and to the Board of Trustees on a quarterly basis and to the Sub-Adviser as it may request and will make appropriate persons available for the purpose of reviewing with representatives of the Manager, the Board of Trustees and the Sub-Adviser on a regular basis at such times as the Manager, the Board of Trustees or the Sub-Adviser may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general


                                     A-3-4
     investment strategies of the Fund applicable to the Sub-Sub-Advised Assets, the performance of the Sub-Sub-Advised Assets in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager, the Board of Trustees or the Sub-Adviser;

            (d) will prepare and maintain such books and records with respect to the Sub-Sub-Advised Assets and other transactions for the Sub-Sub-Advised Assets as required under applicable law, the Fund's compliance policies and procedures (as communicated by the Fund, the Manager or the Sub-Adviser to the Sub-Sub-Adviser in writing) or as otherwise requested by the Manager, the Board of Trustees or the Sub-Adviser and will prepare and furnish the Manager, the Board of Trustees or the Sub-Adviser such periodic and special reports as the Board, the Manager or the Sub-Adviser may request. Such records prepared and maintained by the Sub-Sub-Adviser as required hereunder shall be open to inspection at all reasonable times (upon reasonable notice and during standard business hours) by the Manager, the Fund or the Sub-Adviser and any appropriate regulatory authorities. The Sub-Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law; and

            (e) will use commercially reasonable efforts to monitor events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the Sub-Sub-Advised Assets of the Fund, and will use commercially reasonable efforts to notify the Manager as promptly as practical of any issuer-specific or market events or other situations of which it becomes aware (such as those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund's investments are priced on a given day) that it believes are likely to materially impact the pricing of one or more of the Sub-Sub-Advised Assets. In addition, the Sub-Sub-Adviser will at the Manager's request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments.

      3. Custody Responsibilities. The Manager shall identify to the Sub-Adviser one or more custodians (the "Custodian") to hold the assets of the Fund. The Custodian, as identified by the Manager, will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and the Sub-Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund. In the event that any cash, securities or other assets of the Fund are delivered to the Sub-Sub-Adviser, it will promptly deliver the same over to the Custodian, in the name of the Fund, as permitted by applicable law. The Manager or the Fund shall be responsible for all custodial arrangements, including the payment of all fees and charges to Custodian. The Sub-Sub-Adviser shall not be responsible or liable for any act or omission of Custodian.

         Unless otherwise required by local custom, all portfolio transactions for the Fund will be consummated by payment to or delivery by the Fund of cash, securities or other assets due to or from the Fund. The Sub-Sub-Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers, dealers or other market intermediaries for the Account by 9:00 a.m. Eastern Time


                                     A-3-5
on the day following the trade date and will affirm the trade before the close of business one (1) business day after the trade date (T+1).

     4. Disclosure Documents. During the term of this Agreement, the Manager shall provide the Sub-Sub-Adviser with an opportunity to review and comment on the portions of prospectuses, statements of additional information, registration statements, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Sub-Adviser in any way, prior to the first use thereof, and the Manager shall not use any such materials if the Sub-Sub-Adviser reasonably objects in writing identifying errors or omissions within seven (7) calendar days (or such shorter period as may be necessary to comply with regulatory filing deadlines, or such other time as may be mutually agreeable) after receipt thereof; provided, however, that the final form and content of all such documentation shall be acceptable to the Manager, the Fund and their respective legal counsel. The Manager shall ensure that all materials described in this Section 4 prepared by employees or agents of the Manager or its Affiliates that refer to the Sub-Sub-Adviser in any way are consistent with materials previously approved by the Sub-Sub-Adviser as referenced in the preceding sentence.

      5. Expenses. During the term of this Agreement, the Sub-Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including interest, taxes, brokerage commissions, if any, dividend and distribution expenses from securities sold short and/or other investment related costs and other expenses incurred in connection with the execution of transactions) purchased for the Fund and any extraordinary expenses incurred by the Fund, all of which shall be paid or reimbursed by the Fund.

      6. Compensation. For the services provided pursuant to this Agreement, the Sub-Adviser will pay the Sub-Sub-Adviser, and the Sub-Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the "Sub-Sub-Advisory Fee") equal to the percentage of the average daily net assets of the Fund allocated to the Sub-Sub-Adviser times the Sub-Advisory Fee received by the Sub-Adviser (if any) pursuant to the Sub-Advisory Agreement. The Sub-Sub-Advisory Fee shall be calculated monthly and payable in arrears on or about the first day of each month during the term of this Agreement.

      7. Services to Others. The Trust, the Manager and the Sub-Adviser acknowledge that the Sub-Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust, the Manager and the Sub-Adviser acknowledge that the persons employed by the Sub-Sub-Adviser to assist in the Sub-Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      8. Limitation of Liability. The Sub-Sub-Adviser shall not be liable for, and the Trust, the Manager and the Sub-Adviser will not take any action against the Sub-Sub-Adviser to hold the Sub-Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund, the Manager or the Sub-Adviser (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Section 8 or elsewhere in this Agreement shall


                                     A-3-6
constitute a waiver of any legal rights under applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

      9. Term; Termination. This Agreement shall become effective on the date first set forth above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the Effective Date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Sub-Adviser by the Fund without payment of any penalty.

     This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Sub-Adviser or any officer or director of the Sub-Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Sub-Adviser set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event that either the Management Agreement between the Manager and the Trust on behalf of the Fund or the Sub-Advisory Agreement among the Fund, the Manager and the Sub-Adviser is terminated, assigned or not renewed.

     Termination of this Agreement shall not affect the right of the Sub-Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6, earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

     10. Compliance Certification. From time to time the Sub-Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund, the Manager or the Sub-Adviser. In addition, the Sub-Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

     11. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.


                                     A-3-7

If to the Manager or the Fund:             If to the Sub-Adviser or the
                                           Sub-Sub-Adviser:

First Trust Exchange-Traded Fund IV on     Heitman Real Estate Securities LLC
behalf of First Trust Heitman Global       191 W. Wacker
  Prime Real Estate ETF                    Suite 2500
First Trust Advisors L.P.                  Chicago, IL 60605
120 E. Liberty Drive                       Attention: Katherine Sandstrom
Wheaton, Illinois  60187
Attention:  Secretary

     12. Limitations on Liability. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 12 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

     15. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

     16. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust's Declaration of Trust and other governing documents of the Fund.

     17. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Sub-Advisory Fee described in Section 6 are not severable.

     18. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.


                                     A-3-8

     IN WITNESS WHEREOF, the Trust on behalf of the Fund, the Manager, the Sub-Adviser, the Sub-Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                     HEITMAN REAL ESTATE SECURITIES LLC


By__________________________________          By________________________________
     Title:_________________________              Title:________________________



FIRST TRUST EXCHANGE-TRADED FUND IV           HEITMAN INTERNATIONAL REAL ESTATE
    on behalf of First Trust Heitman              SECURITIES GMBH
    Global Prime Real Estate ETF


By__________________________________
     Title:_________________________          By _______________________________
                                                  Title: _______________________


                                     A-3-9

FORM OF PROXY CARD
------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                   EASY VOTING OPTIONS:

                                                   VOTE ON THE INTERNET
                                                        Log on to:
                                                  [                     ]
                                                    Or scan the QR code
                                             Follow the on-screen instructions
                                                    available 24 hours

                                                       VOTE BY PHONE
                                                    call [              ]
                                             follow the recorded instructions
                                                    available 24 hours

                                                       VOTE BY MAIL
                                              Vote, sign and date this Proxy
                                                  Card and return in the
                                                   postage-paid envelope

                                                      VOTE IN PERSON
                                                Attend Shareholder Meeting
                                             120 East Liberty Drive, Suite 400
                                                  Wheaton, Illinois 60187
                                                    on ___________, 2018






                  Please detach at perforation before mailing.


PROXY                                                                      PROXY
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON ____________, 2018
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Erin E. Klassman and Donald Swade as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at _________________ on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated ____________, 2018, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH.

                                          VOTE VIA THE INTERNET:
                                            [                ]

                                          VOTE VIA THE TELEPHONE:
                                            [                ]

                           -----------------------      -------------------

                           -----------------------      -------------------
                           Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

                           ____________________________________________________
                           Signature

                           ____________________________________________________
                           Signature (if held jointly)

                           ____________________________________________________
                           Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ____________, 2018 THE PROXY STATEMENT AND PROXY CARD FOR THIS MEETING ARE AVAILABLE AT:
                       [                                ]



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD



                  Please detach at perforation before mailing.




THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL.

TO VOTE, FOR EACH PROPOSAL, MARK ONE BLOCK BELOW IN BLUE OR BLACK INK.
Example: [X]


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PROPOSAL:

1.  To approve, with respect to the Fund, a           FOR    AGAINST    ABSTAIN
    new investment sub-advisory agreement             [ ]      [ ]        [ ]
    among First Trust Exchange-Traded Fund IV
    (the "Trust"), First Trust Advisors L.P.
    ("First Trust Advisors"), the Fund's
    investment adviser, and Heitman Real
    Estate Securities LLC ("HRES"), the Fund's investment sub-adviser.

2.  To approve, with respect to the Fund, a           [ ]      [ ]        [ ]
    new investment sub-sub-advisory agreement among the Trust, First Trust Advisors,
    HRES and Heitman International Real Estate
    Securities HK Limited, one of the Fund's investment sub-sub-advisers.


3.  To approve, with respect to the Fund, a           [ ]      [ ]        [ ]
    new investment sub-sub-advisory agreement among the Trust, First Trust Advisors,
    HRES and Heitman International Real Estate
    Securities GmbH, one of the Fund's
    investment sub-sub-advisers.





MEETING ATTENDANCE -
Mark the box to the right if you plan to attend the Special Meeting. [ ]

CHANGE OF ADDRESS - Please print           COMMENTS - Please print your
new address below.                         comments below.

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        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.